192 P-1
                        SUPPLEMENT DATED JANUARY 31, 2008
                    TO THE PROSPECTUS DATED SEPTEMBER 1, 2007
                                       OF
                      FRANKLIN REAL ESTATE SECURITIES FUND

The first six paragraphs, including the portfolio management team, under the "Management" section on page 14 are replaced with the following:

MANAGEMENT

Effective February 1, 2008 Franklin Templeton Institutional, LLC (FT Institutional), 600 Fifth Avenue, New York, New York 10020, serves as the Fund's investment manager pursuant to an Interim Investment Management Agreement approved by the Fund's Board of Trustees at a meeting held on January 16, 2008. Pursuant to the terms of the Interim Investment Management Agreement, FT Institutional will serve as investment manager for a term not to exceed 150 days unless shareholders approve a new Investment Management Agreement with FT Institutional at a meeting called for that purpose, anticipated to be held during the second quarter of 2008. With the exception of its effective and termination dates, the Interim Investment Management Agreement contains essentially the same terms and conditions as the previous investment management agreement with Franklin Advisers, Inc.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies operating in the real estate industry. The portfolio managers of the team are as follows:

JACK FOSTER  SENIOR VICE PRESIDENT OF FT INSTITUTIONAL

Mr. Foster has been manager of the Fund since February 2008. He joined Franklin Templeton Investments in 1987.

BORIS E. PIALLOUX CFA(R)(1)  PORTFOLIO MANAGER OF FT INSTITUTIONAL

Mr. Pialloux has been a manager of the Fund since February 2008. He joined Franklin Templeton Investments in 2006. Mr. Pialloux was an equity analyst with Deutsche Asset Management/Scudder, and has held business development and marketing positions with Mitchell Hutchins (UBS Paine Webber) Weiss, Peck & Greer (Robeco Group), and Societe Generale Asset Management for at least the prior four years.

DAVID LEVY PORTFOLIO MANAGER OF FT INSTITUTIONAL

Mr. Levy has been a manager of the Fund since February 2008. Prior to joining Franklin Templeton Investments in December 2007, Mr. Levy spent over 16 years at New York Life Investment Management where, since 1997, he was a portfolio manager for New York Life's REIT portfolios.

The portfolio managers of the Fund have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays FT Institutional a fee for managing the Fund's assets. For the fiscal year ended April 30, 2007, the Fund paid 0.47% of its average daily net assets to Franklin Advisers, Inc. (Advisers), as manager, for its services. Effective February 1, 2008, FT Institutional will begin managing the Fund and it will receive the same fee for managing the Fund's assets as Franklin Advisers, Inc.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund with FT Institutional will be available in the Fund's annual report to shareholders for the fiscal year ended April 30.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.









192 SA-1
                        SUPPLEMENT DATED JANUARY 31, 2008
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED SEPTEMBER 1, 2007
                                       OF
                      FRANKLIN REAL ESTATE SECURITIES FUND

The Statement of Additional Information is amended as follows:

I. Effective February 1, 2008, under the section, "Management and Other Services
- Portfolio managers" on page 23, the table is replaced with the following as of December 31, 2007:

-----------------------------------------------------------------------
NAME   NUMBER     ASSETS     NUMBER     ASSETS     NUMBER    ASSETS
       OF OTHER   OF OTHER   OF OTHER   OF OTHER   OF OTHER  OF
       REGISTERED REGISTERED POOLED     POOLED     ACCOUNTS  OTHER
       INVESTMENT INVESTMENT INVESTMENT INVESTMENT MANAGED   ACCOUNTS
       COMPANIES  COMPANIES  VEHICLES   VEHICLES             MANAGED
       MANAGED    MANAGED    MANAGED(1) MANAGED              (X $1
                  (X $1                 (X $1                MILLION)
                  MILLION)              MILLION)(1)
-----------------------------------------------------------------------
Jack Foster 2     1,091.8   14          1,605.2     0         N/A
-----------------------------------------------------------------------
David Levy  2     1,091.8   4             200.1     0         N/A
-----------------------------------------------------------------------
Boris E.
Pialloux    2     1,091.8   4             200.1     0         N/A
-----------------------------------------------------------------------

1. The various pooled investment vehicles listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

II. Effective February 1, 2008, under the section, "Management and Other Services - Portfolio managers - OWNERSHIP OF FUND SHARES" on page 24, the table is replaced with the following as of December 31, 2007:


      -----------------------------------------
      PORTFOLIO MANAGER  DOLLAR RANGE OF FUND
                         SHARES BENEFICIALLY
                                OWNED
      -----------------------------------------
      Jack Foster                None
      -----------------------------------------
      David Levy                 None
      -----------------------------------------
      Boris E. Pialloux          None
      -----------------------------------------


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.